UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22899

CG Funds Trust
 (Exact name of registrant as specified in charter)

805 Third Avenue, Suite 1120
New York, NY 10022
  (Address of principal executive offices) (Zip code)

Robert P. Morse, President & Chief Executive Officer
CG Funds Trust
805 Third Avenue, Suite 1120
New York, NY 10022
  (Name and address of agent for service)

(646) 568-4802
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2016

Date of reporting period:  October 31, 2016

Item 1. Report to Stockholders.

CG Funds Trust

CG
Core Balanced Fund

Institutional Class: CGBNX

ANNUAL REPORT
OCTOBER 31, 2016

CG CORE BALANCED FUND
SHAREHOLDER LETTER

Dear Shareholder:

For the year ended October 31, 2016 your Fund had a slightly negative return due to the first half of the year.  However, performance improved in the second half of the year with a return of +2.76% for the 6 months ended October 31, 2016.

The five best performing stocks for the year ended October 31, 2016 were: Silicon Motion Technology Corp +29.6%; Facebook, Inc. Class A +28.5%; NXP Semiconductors NV +27.6%; Amazon.com, Inc. +26.2%; and Adobe Systems Incorporated +21.3%.

We believe the Fund is positioned properly for its investment objectives as the market gradually shifts to a greater emphasis on investments that should do well during a new cycle.

Upward valuation in price is not unusual after over a year of consolidation and relative flat market performance.  We believe there is an appropriate investment expression: Never sell a dull market.  Of course the election period end brought relief just from the ending of uncertainty.  One party is more capitalistic, while the other is more utopian.   In our opinion, this philosophic difference underscores either a better growth potential with 3% to 4% Gross Domestic Product (“GDP”) growth, or continued mediocre growth with around 1% GDP growth.  The pro capitalistic candidate won.

The Federal Reserve is currently direction-less and neutral to growth.  The business cycle, however, appears to be ready to turn more positive with inventory building and confidence where capital and productive jobs could get a better shake.  A benevolent central bank providing new reserves would help.  In the last twelve months, the Federal Reserve has withdrawn $34 billion of bank reserves.  Not exactly “growthy.”

The recent past economic data has shown continued but barely noticeable GDP growth in the 1% per annum range.  Accompanying political change is a potential for 3% to 4% per annum real growth with real jobs sustainable for quite a number of years.  With real growth, a lot becomes possible; without it, very little but muddling through rules the day.  It does appear that early green shoots of consumer strength in housing, durables, and cyclicals is showing slightly more confidence in the future as the current administration passes into history.  A higher GDP growth may likely be favorable enough to support a 25 P/E valuation in the future, with interest rates that go up at a slow rate, similar to the 1950’s to mid-1960’s.  Back then, interest rates gradually climbed from 1.5% to 6% and stocks went up 5.5 times.  With less regulatory and government inspired burden, it is possible the current market may be meaningfully higher in two years from P/E expansion and earnings meaningfully higher than present estimates.

It is also worth noting that current initial public offerings (“IPOs”) are at the low level of 2009 which is not an indication of a frothy market.  It is also interesting that stocks that go down for some reason have shown the ability to climb back up fairly soon.

Should you have any questions please do not hesitate to call.

December 5, 2016

Sincerely,

Robert P. Morse
President

CG CORE BALANCED FUND
SHAREHOLDER LETTER (continued)

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a Prospectus.

Opinions expressed as those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Price-Earnings (P/E) Ratio: A valuation ratio of a company’s current share price compared to its per share earnings.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

For a complete list of fund holdings please refer to the Schedule of Investments included in this report.

The CG Core Balanced Fund is distributed by Quasar Distributors, LLC.

CG CORE BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2016

	Shares	Value

COMMON STOCKS – 88.8%

Automobiles &
Components – 1.7%
General Motors Co.	2,000	$63,200

Capital Goods – 9.8%
A.O. Smith Corp.	1,400	63,238
Boeing Co.	600	85,458
Parker-Hannifin Corp.	600	73,650
Rockwell Automation, Inc.	500	59,860
United Technologies Corp.	800	81,760
		363,966

Consumer &
Professional Services – 1.3%
TransUnion (a)	1,500	46,860

Consumer Durables
& Apparel – 5.5%
Coach, Inc.	1,000	35,890
D.R. Horton, Inc.	1,500	43,245
LVMH Moet Hennessy Louis
Vuitton – ADR (b)	1,000	36,400
Nike, Inc. – Class B	1,000	50,180
PulteGroup, Inc.	2,000	37,200
		202,915

Consumer Services – 1.5%
Las Vegas Sands Corp.	1,000	57,880

Diversified Financials – 2.2%
Intercontinental Exchange, Inc.	300	81,117

Energy – 7.0%
Apache Corp.	900	53,532
Enviva Partners LP	2,000	54,500
EOG Resources, Inc.	800	72,336
Kinder Morgan, Inc.	2,000	40,860
Schlumberger Ltd. (b)	500	39,115
		260,343

Materials – 6.3%
Dow Chemical Co.	2,600	139,906
Martin Marietta Materials, Inc.	500	92,690
		232,596
Pharmaceuticals, Biotechnology
& Life Sciences – 7.2%
Amgen, Inc.	300	42,348
Celgene Corp. (a)	500	51,090
Incyte Corp. (a)	500	43,485
Intercept Pharmaceuticals, Inc. (a)	100	12,374
Kite Pharma, Inc. (a)	1,000	44,290
Pfizer, Inc.	1,200	38,052
Regeneron
Pharmaceuticals, Inc. (a)	100	34,502
		266,141

Retailing – 9.4%
Advance Auto Parts, Inc.	300	42,024
Amazon.com, Inc. (a)	120	94,778
Home Depot, Inc.	500	61,005
Nordstrom, Inc.	1,500	78,000
Priceline Group, Inc. (a)	50	73,712
		349,519

Semiconductors & Semiconductor
Equipment – 10.5%
Intel Corp.	2,000	69,740
MACOM Technology Solutions
Holdings, Inc. (a)	1,500	55,140
Micron Technology, Inc. (a)	6,000	102,960
NXP Semiconductors NV (a)(b)	1,000	100,000
Silicon Motion Technology
Corp. – ADR (b)	1,500	60,915
		388,755

Software & Services – 12.8%
Adobe Systems, Inc. (a)	1,000	107,510
Alphabet, Inc. – Class A (a)	100	80,990
Facebook, Inc. – Class A (a)	500	65,495
Match Group, Inc. (a)	6,000	108,360
Mobileye NV (a)(b)	1,000	37,180
PayPal Holdings, Inc. (a)	1,800	74,988
		474,523

Technology Hardware
& Equipment – 3.3%
Coherent, Inc. (a)	600	62,472
Western Digital Corp.	1,000	58,440
		120,912

The accompanying notes are an integral part of these financial statements.

CG CORE BALANCED FUND
SCHEDULE OF INVESTMENTS (continued)
October 31, 2016

	Shares	Value

COMMON STOCKS – 88.8% (continued)

Transportation – 10.3%
Alaska Air Group, Inc.	1,000	$72,220
CSX Corp.	2,000	61,020
Delta Air Lines, Inc.	1,200	50,124
Expeditors International
of Washington, Inc.	1,500	77,205
FedEx Corp.	300	52,296
Union Pacific Corp.	800	70,544
		383,409

TOTAL COMMON STOCKS
(Cost $3,173,376)		$3,292,136

FIXED INCOME – 6.8%

PREFERRED STOCKS – 4.0%

Banks – 2.0%
HSBC Holdings PLC,
Series A, 6.200% – ADR (b)	2,000	51,600
JPMorgan Chase & Co.,
Series T, 6.700%	800	21,936
		73,536

Insurance – 2.0%
Aegon NV, 6.375% (b)	2,000	50,920
PartnerRe Ltd.,
Series D, 6.500% (b)	1,000	25,305
		76,225
TOTAL PREFERRED STOCKS
(Cost $146,050)		$149,761

	Principal
	Amount	Value
CORPORATE BOND – 2.8%
MetLife, Inc., Series C
5.250%, 12/29/2049
TOTAL CORPORATE BOND
(Cost $99,438)	$100,000	$102,125
TOTAL FIXED INCOME
(Cost $245,488)		$251,886

	Shares

SHORT TERM INVESTMENT – 2.5%
Morgan Stanley Institutional
Liquidity Fund Government
Portfolio, Inst. Class, 0.300% (c)
TOTAL SHORT TERM
INVESTMENT
(Cost $92,958)	92,958	$92,958

TOTAL INVESTMENTS
(Cost $3,511,822) – 98.1%		$3,636,980
Other Assets in
Excess of Liabilities – 1.9%		69,094
TOTAL NET
ASSETS – 100.0%		$3,706,074

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Domiciled.
(c)	The rate shown is the annualized seven-day effective yield as of October 31, 2016.
ADR – American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

CG CORE BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

ASSETS:
Investments, at value (cost $3,511,822)	$3,636,980
Cash	134
Receivable for investments sold	208,800
Dividends and interest receivable	2,977
Expense waiver/reimbursement
due from Adviser (Note 4)	59,408
Prepaid expenses	5,523
Total Assets	3,913,822

LIABILITIES:
Payable for investments purchased	158,226
Accrued expenses and other payables	49,522
Total Liabilities	207,748
NET ASSETS	$3,706,074

NET ASSETS CONSIST OF:
Capital stock	$3,795,398
Net unrealized appreciation on investments	125,158
Undistributed net investment income	19,050
Accumulated net realized loss
on investments	(233,532)
TOTAL NET ASSETS	$3,706,074

Institutional Class Shares:
Net Assets	$3,706,074
Shares issued and outstanding(1)	368,009
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE	$10.07

(1)	Unlimited shares authorized, with no par value.

CG CORE BALANCED FUND
STATEMENT OF OPERATIONS
For the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income	$52,780
Interest income	4,823
Total investment income	57,603

EXPENSES:
Administration and fund
accounting fees (Note 4)	74,614
Federal and state registration fees	27,796
Investment advisory fees (Note 4)	24,323
Transfer agent fees and expenses (Note 4)	20,833
Audit fees	16,498
Insurance expense	12,487
Legal fees	9,455
Compliance fees	7,999
Custody fees (Note 4)	6,720
Reports to shareholders	5,938
Trustees’ fees and expenses	3,041
Other expenses	1,486
Total expenses before
expense waiver/reimbursement	211,190
Expenses waived/reimbursed
by Adviser (Note 4)	(178,760)
Net expenses	32,430
NET INVESTMENT INCOME	25,173

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on
investment transactions	(77,557)
Change in unrealized
appreciation on investments	(34,332)
Net realized and unrealized
loss on investments	(111,889)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(86,716)

The accompanying notes are an integral part of these financial statements.

CG CORE BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$25,173	$11,432
Net realized loss on investment transactions	(77,557)	(134,075)
Change in unrealized appreciation on investments	(34,332)	100,792
Net decrease in net assets resulting from operations	(86,716)	(21,851)

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	1,554,259	1,450,544
Proceeds from reinvestment of distributions	7,932	10,078
Payments for shares redeemed	(393,980)	(109,999)
Net increase in net assets from capital share transactions	1,168,211	1,350,623

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(7,932)	(10,078)
From net realized gains:
Institutional Class	—	—
Total distributions to shareholders	(7,932)	(10,078)
TOTAL INCREASE IN NET ASSETS	1,073,563	1,318,694

NET ASSETS:
Beginning of year	2,632,511	1,313,817
End of year	$3,706,074	$2,632,511

UNDISTRIBUTED NET INVESTMENT INCOME	$19,050	$2,788

The accompanying notes are an integral part of these financial statements.

CG CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1. Organization
CG Funds Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated October 28, 2013, as amended January 13, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The CG Core Balanced Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to produce growth of capital, with a secondary objective of realization of current income through the receipt of interest or dividends.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on December 31, 2013.  The Fund currently offers an Institutional Class of shares. The Investor Class shares are not currently available for purchase. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund intends to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended October 31, 2016, the Fund decreased undistributed net investment income by $979 and decreased accumulated net realized loss on investments by $979.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

CG CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Fixed Income Securities – Fixed income securities consist primarily of investment grade preferred stock, corporate bonds and U.S. government agency securities.  Preferred stock and closed-end funds primarily traded on a national securities exchange will be valued and classified within the fair value hierarchy following the same procedures outlined under Equity Securities above.  Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in Level 2 of the fair value hierarchy.  U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and/or valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2016:

				Total
	Level 1	Level 2	Level 3	Value
Common Stocks*	$3,292,136	$—	$—	$3,292,136
Preferred Stocks*	149,761	—	—	149,761
Corporate Bond	—	102,125	—	102,125
Short Term
Investment	92,958	—	—	92,958
	$3,534,855	$102,125	$—	$3,636,980

*	Please refer to the Schedule of Investments for further industry breakout.

CG CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

Transfers between levels are recognized at the end of the reporting period.  During the year ended October 31, 2016, the Fund recognized no transfers between levels.  The Fund did not invest in any Level 3 investments during the year.

4. Investment Advisory Fee and Other Transactions with Affiliates
The Trust has an agreement with Wall Street Management Corporation (“WSMC”, the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.  The Adviser has engaged CG Asset Management LLC (“CGAM”), an affiliate of the Adviser, to provide administrative and management services other than investment advisory services to the Trust and the Fund on behalf of the Adviser.  Pursuant to a management services agreement, the Adviser pays CGAM a monthly management services fee from its investment advisory fee.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.00% of average daily net assets of the Fund’s Institutional Class shares, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursements occurred. The Operating Expense Limitation Agreement will be in effect through at least February 28, 2026.  Prior to February 28, 2026, this Operating Expense Limitation Agreement cannot be terminated.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
10/31/19	$178,760
10/31/18	193,511
10/31/17	220,830

Prior to April 27, 2015, CGAM served as investment adviser to the Fund and the Adviser served as the sub-adviser. The sub-adviser fees were paid by CGAM. The terms of the investment advisory agreement, including an operating expense limitation agreement, with CGAM were substantially similar to the provisions of the current Investment Advisory Agreement and Operating Expense Limitation Agreement. In particular, under the operating expense limitation agreement with CGAM, CGAM retained the right to receive reimbursement for fee reductions and/or expense payments made while CGAM served as investment adviser for a period of three years from the time that such fee reductions and/or expense payments were made.  CGAM waived all of its advisory fees for the Fund during the entire period that CGAM served as investment adviser.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.   As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, and custody for the year ended October 31, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee and all Officers are affiliated with the Adviser.

5. Distribution Costs
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. Effective September 19, 2014, the Plan was suspended due to the closing of the Investor Class. The Plan permitted the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursements for distribution and service activities.

CG CORE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2016

6. Shares Of Common Stock
Transactions in shares of common stock were as follows:

	Year Ended	Year Ended
	October 31,	October 31,
	2016	2015
Institutional Class:
Shares sold	155,447	135,157
Shares issued to holders in
reinvestment of dividends	763	932
Shares redeemed	(38,836)	(10,102)
Net increase in
shares outstanding	117,374	125,987

7.  Investment Transactions
The aggregate purchases and sales of securities for the year ended October 31, 2016, excluding short-term investments, were $6,221,549 and $4,891,260, respectively.  There were no purchases or sales of long-term U.S. government securities.

8. Income Tax Information
As of October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Cost of Investments	$3,530,759
Gross unrealized appreciation	$255,155
Gross unrealized depreciation	(148,934)
Net unrealized appreciation	$106,221
Undistributed ordinary income	$19,050
Undistributed long-term capital gain	$—
Total distributable earnings	$19,050
Other Accumulated Losses	$(214,595)
Total accumulated earnings	$(89,324)

The cost of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

As of October 31, 2016, the Fund had $214,595 in short-term capital loss carryovers, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2016, the Fund did not defer any late year losses.

The tax character of distributions paid during the year ended October 31, 2016, were as follows:

Ordinary	Long Term
Income	Capital Gains	Total
$7,932	$—	$7,932

The tax character of distributions paid during the year ended October 31, 2015, were as follows:

Ordinary	Long Term
Income	Capital Gains	Total
$10,078	$—	$10,078

9. Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of October 31, 2016, Charles Schwab & Company and BNY Mellon, for the benefit of their customers, owned 62.09% and 37.75%, respectively.

10.  Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

CG CORE BALANCED FUND
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout the period.

				For the Period
	Year Ended	Year Ended		Inception(1) through
	October 31, 2016	October 31, 2015		October 31, 2014
Institutional Class

Per Share Data:
Net asset value, beginning of period	$10.50	$10.54		$10.00

Income from investment operations:
Net investment income(2)	0.07	0.07		0.01
Net realized and unrealized gains (losses) on investments	(0.47)	(0.04	)(3)	0.53
Total from investment operations	(0.40)	0.03		0.54

Less distributions from:
Net investment income	(0.03)	(0.07)		—
Net realized gains on investments	—	—		—
Total distributions	(0.03)	(0.07)		—
Net asset value, end of period	$10.07	$10.50		$10.54

Total return	(3.84)%	0.29%		5.40	%(4)

Supplemental data and ratios:
Net assets, end of period (000’s)	$3,706	$2,633		$1,314
Ratio of operating expenses to average net assets,
before waiver/reimbursements	6.51%	11.78%		39.24	%(5)
Ratio of operating expenses to average net assets,
net of waiver/reimbursement	1.00%	1.00%		1.00	%(5)
Ratio of net investment income (loss) to average net assets,
before waiver/reimbursements	(4.73)%	(10.15)%		(37.80	)%(5)
Ratio of net investment income (loss) to average net assets,
net of waiver/reimbursement	0.78%	0.64%		0.44	%(5)
Portfolio turnover rate	155.41%	130.41%		83.53	%(4)
__________

(1)	Inception date of the Fund was December 31, 2013.
(2)	Per share amounts are calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

CG CORE BALANCED FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CG Core Balanced Fund and
Board of Trustees of CG Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CG Funds Trust comprising CG Core Balanced Fund (the “Fund”) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CG Core Balanced Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 22, 2016

CG CORE BALANCED FUND
VALUE OF $100,000 INVESTMENT (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of October 31, 2016

		Since
	One Year	Inception(4)
Institutional Class	-3.84%	0.58%
Russell 1000 Index(1)	4.26%	6.94%
Bloomberg Barclays Capital Intermediate Government Credit Index(2)	3.19%	2.82%
60% Russell 1000/40% Bloomberg Barclays Capital
Intermediate Government Credit Index(3)	3.96%	5.43%

(1)	The Russell 1000 Index is an unmanaged capitalization weighted index generally representative of the U.S. market for large-capitalization stocks. It is a subset of the Russell 3000® Index.
(2)	The Bloomberg Barclays Capital Intermediate Government Credit Index measures the performance of short to intermediate
(1-10 year) government and corporate fixed rate debt issues and is an unmanaged index and includes fixed rate debt issues rated investment grade or higher.
(3)
The 60% Russell 1000 Index/40% Bloomberg Barclays Capital Intermediate Government Credit Index is a blended benchmark consisting of 60% of the Russell 1000 Index and 40% of the Barclay’s Intermediate Government Credit Index.

(4)	Inception date of Institutional Class was December 31, 2013.

CG CORE BALANCED FUND
EXPENSE EXAMPLE
For the Period Ended October 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period(1)
	Value	Value	(5/1/16 to
	(5/1/16)	(10/31/16)	10/31/16)
Institutional Class
Actual(2)	$1,000.00	$1,027.60	$5.10

Institutional Class
Hypothetical
(5% return
before expenses)	1,000.00	1,020.11	5.08

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00% multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended October 31, 2016 of 2.76%.

CG CORE BALANCED FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
October 31, 2016 (Unaudited)

CG CORE BALANCED FUND
ADDITIONAL INFORMATION
October 31, 2016 (Unaudited)

TRUSTEES AND OFFICERS

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Director	During Past Five Years

INDEPENDENT TRUSTEES

James L. Farrell, Ph.D.	Trustee	Since 2013	Chairman of the Board, The	1	None
805 Third Avenue,			“Q” Group, 1976 – present;
Suite 1120			Director of Research, Ned
New York, NY 10022			Davis Research, 2007 – 2011;
Year of Birth: 1937			Portfolio Manager, Morse
Williams & Co., Inc.,
2005 – 2007; Chairman, Farrell-
Sumitomo Life, 1990 – 2002;
Chairman and Founder, Modern
Portfolio Theory Associates, 1981 –
1990; Director of Quantitative
Research, Citibank, 1979 – 1981;
Investment Officer, TIAA-CREF,
1966 – 1979.

Harlan K. Ullman, Ph.D.	Trustee	Since 2013	Chairman, Killowen Group	1	Independent Director,
805 Third Avenue,			(consulting firm), since 1987;		The Wall Street Fund,
Suite 1120			Senior Advisor, The Atlantic		Inc.; Independent
New York, NY 10022			Council, since 2007.		Trustee, Wall Street
Year of Birth: 1941			Distinguished Senior Fellow,		EWM Funds Trust;
			National Defense University,		Chairman, CNI Guard
			2004 – 2012.		and CNI Guard, Inc.;
Advisory Board
Member and Director,
IE-SPS Ltd.

CG CORE BALANCED FUND
ADDITIONAL INFORMATION (continued)
October 31, 2016 (Unaudited)

TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Director	During Past Five Years

Amb. Kurt D. Volker	Trustee	Since 2013	Executive Director, McCain	1	Independent Director,
805 Third Avenue,			Institute for International		The Wall Street Fund,
Suite 1120			Leadership, Arizona State		Inc.; Independent
New York, NY 10022			University, since February 2012;		Trustee, Wall Street
Year of Birth: 1964			Senior Fellow and Managing		EWM Funds Trust;
			Director, Center for Transatlantic		Trustee, Institute for
			Relations, JHU-SAIS, a think		American Universities,
			tank, since September 2009;		Aix-en-Provence,
			Senior Advisor, Atlantic Council,		France.
since October 2009; Managing
Director, International – BGR
Group, 2011 – 2012; Senior Adviser,
McLarty Associates, a global
consulting firm, 2010 – 2011;
U.S. Ambassador to NATO,
2008 – 2009; Diplomat,
U.S. Department of State,
1988 – 2009.

INTERESTED TRUSTEE

Robert P. Morse**	Chairman,	Since 2013	Chief Executive Officer,	1	Chairman, Director,
805 Third Avenue,	President		Chairman and Director, CG Asset		Senior Portfolio
Suite 1120	and Trustee		Management LLC, since 2013;		Manager, The Wall
New York, NY 10022			Partner and Senior Portfolio		Street Fund, Inc.;
Year of Birth: 1945			Manager, Evercore Wealth		Trustee, Wall Street
			Management, LLC, 2010 – 2013;		EWM Funds Trust;
			President and a Director,		English Speaking
			Morse Williams & Co., Inc.,		Union of the U.S.;
			1981 – 2010; President and		Society of Mayflower
			sole Director, Wall Street		Descendants;
			Management Corporation,		Whitehead Institute of
			1984 – 2010; President and		Biomedical Research;
			Director, Morse Williams		Youngs Memorial
			Holding Co., Inc., 1986 – 2010.		Cemetery/Theodore
Roosevelt Memorial;
Sterling Gorge,
Vermont Preservation
Trust; Morse Williams
Holding Co., Inc.

CG CORE BALANCED FUND
ADDITIONAL INFORMATION (continued)
October 31, 2016 (Unaudited)

TRUSTEES AND OFFICERS (continued)

		Term of		# of Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex	Other Directorships
Name, Address	Held with	Time	Principal Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Fund	Served*	During Past Five Years	by Director	During Past Five Years

OFFICERS

Michael R. Linburn	Executive	Since 2013	Chief Compliance Officer and	N/A	N/A
805 Third Avenue,	Vice		Secretary, CG Asset Management
Suite 1120	President,		LLC, since 2013; President, Wall
New York, NY 10022	Secretary		Street Management Corporation,
Year of Birth: 1933	and Chief		since 2013; Independent Consultant
	Compliance		to Evercore Wealth Management,
	Officer		LLC, since 2010; Managing
Director and Principal, Morse,
Williams & Co., Inc., 2003 – 2010;
Chief Compliance Officer, Morse
Williams & Co., Inc., 2005 – 2010;
Director of Marketing, Morse,
Williams & Co., Inc., 1992 – 2010.

Jian Wang	Executive	Since 2013	Managing Director and Treasurer,	N/A	N/A
805 Third Avenue,	Vice		CG Asset Management LLC,
Suite 1120	President		since 2013; Executive Vice
New York, NY 10022	and Treasurer		President, Wall Street Management
Year of Birth: 1962			Corporation, since 2013; Vice
President, Evercore Wealth
Management, LLC, 2010 – 2013;
Managing Director and Principal,
Morse, Williams & Co., Inc., an
investment adviser affiliate of the
Fund, 2005 – 2010; Senior Trader,
Morse, Williams & Co., Inc.,
1998 – 2010.

I. Andrew McLaughlin	Executive	Since 2014	Executive Vice President –	N/A	N/A
805 Third Avenue,	Vice		Operations and Assistant
Suite 1120	President		Secretary, CG Asset Management
New York, NY 10022			LLC, since 2013; Vice President,
Year of Birth: 1981			Wall Street Management
Corporation, since 2013; Vice
President, Evercore Wealth
Management, LLC, 2010 – 2013;
Associate, Morse, Williams & Co.,
Inc., until May 2010.

*
Each Trustee serves for an indefinite term until his or her successor is duly elected and qualifies, unless the Trustee resigns, dies or is removed in accordance with the provisions of the Fund’s By-Laws.

**	Denotes a Trustee who is an “interested person” in the Fund because of his association with the Adviser and Sub-Adviser.

CG CORE BALANCED FUND
ADDITIONAL INFORMATION (continued)
October 31, 2016 (Unaudited)

Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-855-460-2838 or by accessing the Fund’s website at www.cgfundstrust.com and the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at 1-855-460-2838.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.cgfundstrust.com on a monthly basis.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.00% for the Fund.

PRIVACY NOTICE

We recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•	Account applications and other required forms

•	Written, oral, electronic or telephonic communications, and

•	Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of our customers.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

INVESTMENT ADVISER:
Wall Street Management Corporation
805 Third Avenue, Suite 1120
New York, New York 10022

TRUSTEES:
Robert P. Morse, Chairman
James L. Farrell, Ph.D.
Harlan K. Ullman, Ph.D.
Amb. Kurt D. Volker

PRINCIPAL OFFICERS:
Robert P. Morse, President & Chief Executive Officer
Michael R. Linburn, Executive Vice President,
  Secretary & Chief Compliance Officer
Jian H.Wang, Executive Vice President & Treasurer
I. Andrew McLaughlin, Executive Vice President

PRINCIPAL UNDERWRITER:
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN:
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
AND DIVIDEND PAYING AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL:
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CG CORE BALANCED FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-460-2838 (toll free)
http://www.cgfundstrust.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Harlan K. Ullman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended October 31, 2016 and October 31, 2015, the Fund’s principal accountant was Cohen & Company, LTD. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$13,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, LTD. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     CG Funds Trust

By (Signature and Title)*    /s/Robert P. Morse
Robert P. Morse, President & Chief Executive Officer

Date    January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Robert P. Morse
Robert P. Morse, President & Chief Executive Officer

Date     January 6, 2017

By (Signature and Title)*    /s/Jian H. Wang
Jian H. Wang, Treasurer

Date     January 6, 2017

* Print the name and title of each signing officer under his or her signature.